Income Opportunity Realty Investors, Inc. 10-K

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Income Opportunity Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies that:

(i)	The Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2024 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2024 fairly presents in all material respects, the financial condition and results of operations of the Company, at and for the period indicated.

Dated: March 20, 2025	By:	/s/ ERIK L. JOHNSON
Erik L. Johnson
President and Chief Executive Officer

/s/ ALLA DZYUBA
Alla Dzyuba
Senior Vice President and Chief Accounting Officer